Exhibit 3.1

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEOSE TECHNOLOGIES, INC.

(Pursuant to Sections 228, 242 and 245 of the
General Corporation Law of the State of Delaware)

                    Neose Technologies, Inc. a corporation organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

                    DOES HEREBY CERTIFY:

                    FIRST:               That the name of this corporation is Neose Technologies, Inc., and that this corporation was originally incorporated in Delaware under the name Neose Merger Corporation on May 21, 1991, pursuant to the General Corporation Law.

                    SECOND:          That the Board of Directors duly adopted resolutions proposing to amend and restate the Second Restated Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to submit the proposed amendment and restatement for the approval of the stockholders.

ARTICLE I.

                    The name of this corporation is Neose Technologies, Inc.

ARTICLE II.

                    The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE III.

                    The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

ARTICLE IV.

          A.          This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the corporation is authorized to issue is 55,000,000 shares.  50,000,000 shares, par value $0.01 per share, shall be Common Stock and 5,000,000 shares, par value $0.01 per share, shall be Preferred Stock.  300,000 shares of the Preferred Stock shall be designated Series A Junior Participating Preferred Shares.

          B.          The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation law of Delaware.

ARTICLE V.

          A.          Common Stock

          (a)          General.          All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges.  The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

          (b)          Dividends.          Dividends may be declared and paid on the Common Stock from funds lawfully available therefore as and when determined by the Board of Directors and subject to any preferential dividend-rights of any then outstanding Preferred Stock.

          (c)          Dissolution, Liquidation or Winding Up.          In the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

          (d)          Voting Rights.          Except as otherwise required by law or this Third Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect to each share of stock held of record by such holder on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.  Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of Common Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock.  There shall be no cumulative voting.

          (e)          Redemption.          The Common Stock is not redeemable.

          B.          Preferred Stock.          The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of ARTICLE IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (a)          The number of shares constituting that series and the distinctive designation of that series;

          (b)          The dividend rat on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c)          Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d)          Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (e)          Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f)          Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g)          The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights or priority, if any, of payment of shares of that series; and

          (h)          Any other relative rights, preferences and limitations of that series.

          Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

          If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

          C.          Special Terms of the Series A Preferred Shares

Section 1.  Dividends and Distributions.

          (a)          Dividends shall be payable on the Series A Preferred Shares on such payment date as shall be specified by the Board of Directors (each such date being referred to herein as a “Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation since the immediately preceding Dividend Payment Date, or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series A Preferred Shares.  Dividends on the Series A Preferred Shares shall be paid out of funds legally available for such purpose.  In the event the Corporation shall at any time after October 6, 1997 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amounts to which holders of Series A Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b)          Dividends shall begin to accrue and be cumulative on outstanding Series A Preferred Shares from the Dividend Payment Date next preceding the date of issue of such Series A Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preferred Shares entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the Series A Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          Section 2.  Voting Rights.  In addition to any other voting rights required by law, the holders of Series A Preferred Shares shall have the following voting rights:

          (a)          Subject to the provision for adjustment hereinafter set forth, each Series A Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of Series A Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b)          In the event that dividends upon the Series A Preferred Shares shall be in arrears for two successive Dividend Payment Dates and such dividends shall not have been paid by the 60th day after the second Dividend Payment Date, the holders of such Series A Preferred Shares shall become entitled to the extent hereinafter provided to vote noncumulatively at all elections of directors of the Corporation, and to receive notice of all stockholders’ meetings to be held for such purpose.  At such meetings, to the extent that directors are being elected, the holders of such Series A Preferred Shares voting as a class shall be entitled solely to elect two members of the Board of Directors of the Corporation; and all other directors of the Corporation shall be elected by the other stockholders of the Corporation entitled to vote in the election of directors.  Such voting rights of the holders of such Series A Preferred Shares shall continue until all accumulated and unpaid dividends thereon shall have been paid or funds sufficient therefor set aside, whereupon all such voting rights of the holders of shares of such series shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

          At any time when such right to elect directors separately as a class shall have so vested, the Corporation may, and upon the written request of the holders of record of not less than 20% of the then outstanding total number of shares of all the Series A Preferred Shares having the right to elect directors in such circumstances shall, call a special meeting of holders of such Series A Preferred Shares for the election of directors.  In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request, and, in either case, at the place and upon the notice provided by law and in the By-laws of the Corporation; provided, that the Corporation shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing annual or special meeting of stockholders of the Corporation.  Upon the mailing of the notice of such special meeting to the holders of such Series A Preferred Shares, or, if no such meeting be held, then upon the mailing of the notice of the next annual or special meeting of stockholders for the election of directors, the number of directors of the Corporation shall, ipso facto, be increased to the extent, but only to the extent, necessary to provide sufficient vacancies to enable the holders of such Series A Preferred Shares to elect the two directors hereinabove provided for, and all such vacancies shall be filled only by vote of the holders of such Series A Preferred Shares as hereinabove provided.  Whenever the number of directors of the Corporation shall have been increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws and without the vote of the holders of Series A Preferred Shares, provided that no such action shall impair the right of the holders of Series A Preferred Shares to elect and to be represented by two directors as herein provided.

          So long as the holders of Series A Preferred Shares are entitled hereunder to voting rights, any vacancy in the Board of Directors caused by the death or resignation of any director elected by the holders of Series A Preferred Shares, shall, until the next meeting of stockholders for the election of directors, in each case be filled by the remaining director elected by the holders of Series A Preferred Shares having the right to elect directors in such circumstances.

          Upon termination of the voting rights of the holders of Series A Preferred Shares, the terms of office of all persons who shall have been elected directors of the Corporation by vote of the holders of Series A Preferred Shares or by a director elected by such holders shall forthwith terminate.

          (c)          Except as otherwise provided herein, in the Certificate of Incorporation of the Corporation or by law, the holders of Series A Preferred Shares and the holders of Common Stock (and the holders of shares of any other series or class entitled to vote thereon) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          Section 3.          Reacquired Shares.  Any Series A Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

          Section 4.          Liquidation, Dissolution or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series A Preferred Shares shall be entitled to receive the greater of (a) $1.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which holders of Series A Preferred Shares were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 5.          Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Series A Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 6.          No Redemption.  The Series A Preferred Shares shall not be redeemable.

          Section 7.          Ranking.  The Series A Preferred Shares shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 8.          Fractional Shares.  Series A Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Shares.

ARTICLE VI.

                    In furtherance of and not in limitation of powers conferred by statute, it is further provided:

                    1.          Election of directors need not be by written ballot.

                    2.          The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

ARTICLE VII.

                    Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for his corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title * of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to ay compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

ARTICLE VIII

                    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i)  for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.  If the General Corporation Law is amended after approval by the stockholders of this Article to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

                    Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE IX.

                    The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer or trustee of, or in a similar capacity with another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

                    Indemnification may include payment by the corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article, which undertaking may be accepted without reference to the financial ability of such person to make such repayment.

                    The corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the corporation.

                    The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons.  The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

ARTICLE X.

                    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XI.

                    The number of directors of the corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE XII.

                    Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide.  The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.”

                    The Stockholders of the corporation may not take any action by written consent in lieu of a meeting.

*   *   *

                    THIRD:               That said amendments were duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law.

                    IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation has been signed by the President and the Secretary of this corporation this 6th day of May, 2004.

/s/ C/ BOYD CLARKE

C. Boyd Clarke, President and Chief Executive Officer

/s/ DEBRA J. POUL

Debra J. Poul, Secretary